Exhibit 99.1
Presidential Realty Corporation                                 NEWS
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300

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                                                         FOR IMMEDIATE RELEASE
                                                         White Plains, New York
                                                         May 9, 2008

Presidential Realty Corporation, a real estate investment trust whose shares are traded on the American Stock Exchange (PDLA and PDLB), is engaged principally in the ownership of income-producing real estate and in the holding of notes and mortgages secured by interests in real estate.

Results of operations for the three months ended March 31, 2008:
---------------------------------------------------------------

The Company's net loss for the three months ended March 31, 2008 was $.23 per share compared to $.13 per share for the three months ended March 31, 2007.

Continuing Operations:

Loss from continuing operations was $.23 per share for the three months ended March 31, 2008 compared to $.27 per share for the three months ended March 31, 2007.

Discontinued Operations:

The total income from discontinued operations was $.00 per share for the three months ended March 31, 2008 compared to $.14 per share for the three months ended March 31, 2007.

The three months ended March 31, 2007 included a gain of $.16 per share from the sale of the Cambridge Green property in Council Bluffs, Iowa.

Dividend:
--------

In April, 2008, the Company declared a regular quarterly cash distribution of $.16 per share on its Class A and Class B shares payable on June 30, 2008 to shareholders of record on June 9, 2008. The dividend represents a yield of 11.74% on the Class A shares and 10.76% on the Class B shares based on the last sales price of such shares on the American Stock Exchange.




Presidential Realty Corporation                                 NEWS
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300

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                                                         FOR IMMEDIATE RELEASE
                                                         White Plains, New York
                                                         May 9, 2008



                                                                               RESULTS OF OPERATIONS
                                                                                   (Unaudited)
                                                                                THREE MONTHS ENDED
                                                                                               MARCH 31,
                                                                                2008               2007
Gross revenues (excluding revenues from
  discontinued operations)                                                     $1,950,000         $1,868,000
                                                                           ===============    ===============

Loss from continuing operations                                                 ($919,000)       ($1,075,000)
                                                                           ---------------    ---------------

Loss from discontinued operations                                                    -               (95,000)
Net gain from sales of discontinued operations                                       -               647,000
                                                                           ---------------    ---------------
Total income from discontinued operations                                            -               552,000
                                                                           ---------------    ---------------

Net Loss                                                                        ($919,000)         ($523,000)
                                                                           ===============    ===============


Per share of common stock (basic and diluted):
Loss from continuing operations                                                    ($0.23)            ($0.27)
                                                                           ---------------    ---------------

Loss from discontinued operations                                                       -              (0.02)
Net gain from sales of discontinued operations                                          -               0.16
                                                                           ---------------    ---------------
Total income from discontinued operations                                               -               0.14
                                                                           ---------------    ---------------

Net Loss per Common Share - basic and diluted                                      ($0.23)            ($0.13)
                                                                           ===============    ===============


Average shares outstanding - basic and diluted                                  3,934,987          3,937,561
                                                                           ===============    ===============

Cash distributions per common share                                                 $0.16              $0.16
                                                                           ===============    ===============



Presidential Realty Corporation                                 NEWS
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300

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                                                         FOR IMMEDIATE RELEASE
                                                         White Plains, New York
                                                         May 9, 2008



Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: trends and uncertainties in the general economic climate; the supply of and demand for residential, mall and other commercial properties; interest rate levels; the availability of financing and other risks associated with the development, acquisition, ownership and operation of properties. Additional factors that could cause Presidential's results to differ materially from those described in the forward-looking statements can be found in the 2007 Annual Report on Form 10-KSB. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any changes in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.



For further information contact:
Jeffrey F. Joseph, President
Presidential Realty Corporation
at the above address and telephone number